CAPITAL MANAGEMENT	12 Months Ended
Jun. 30, 2020
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital Management

20 CAPITAL MANAGEMENT

The primary objective of the Group's capital management policy is to ensure that adequate capital is available to meet the requirements of the Group from time to time, including capital expenditure. The Group considers the appropriate capital management strategy for specific growth projects as and when required. Lease liabilities are not considered to be debt.

Liquidity management

At June 30, 2020 and June 30, 2019 the Group’s facilities included an undrawn R300 million Revolving Credit Facility (“RCF”) which was initially secured to finance the development of Phase 1 of FWGR as well as the general working capital requirements of the Group. In December 2018, R125 million of the RCF was committed to issue a guarantee to Ekurhuleni Local Municipality (refer note 24).

In September 2020, the RCF was amended to a R200 million uncommitted facility and extended for an additional term of 2 years with a final repayment date of September 14, 2022.

The initial and amended RCF permits a consolidated debt ratio (net debt to adjusted EBITDA) of at most 2:1 and a consolidated interest coverage ratio (net interest to adjusted EBITDA) of at least 4:1 calculated on a twelve-month rolling basis respectively. Management monitors the covenant ratio levels to ensure compliance with the covenants, as well as maintain sufficient uncommitted facilities to ensure satisfactory liquidity for the Group. The covenant ratios were not breached during the year ended June 30, 2020.

The amendment included the reduction of the initial interest rate margin of 3.25% to 2.75%. A pledge and cession of DRDGOLD’s shares in and shareholder claims against Ergo Mining Proprietary Limited and Far West Gold Recoveries Proprietary limited remains in place as security for the RCF.